                                                                    Exhibit 99.1
                    UNAUDITED PRO FORMA COMBINED CONDENSED
                             FINANCIAL INFORMATION

FINANCIAL STATEMENTS

  The following unaudited pro forma combined condensed financial statements have been prepared to give effect to the merger, using the pooling of interests method of accounting.

  The unaudited pro forma combined condensed financial statements reflect certain assumptions deemed probable by Davox regarding the Merger (e.g., that share information used in the unaudited pro forma information approximates actual share information at the effective date). No adjustments to the unaudited pro forma combined condensed financial information have been made to account for different possible results in connection with the foregoing, as Davox believes that the impact on such information of the varying outcomes, individually or in the aggregate would not be materially different.

  The unaudited pro forma combined condensed balance sheets give effect to the merger as if it had occurred on each balance sheet date and combines the audited consolidated balance sheet of Davox and the audited balance sheet of AnswerSoft as of each balance sheet date.

  The unaudited pro forma combined condensed statements of operations combine the historical consolidated statements of operations of Davox and AnswerSoft for the years ended December 31, 1994, 1995, 1996, 1997 and for each of the nine fiscal quarters in the period From January 1, 1996 to March 31, 1998, in each case as if the Merger had occurred at the beginning of the period presented.

  Davox and AnswerSoft estimate that they will incur direct transaction costs of approximately $1.5 million associated with the Merger, which will be charged to operations upon consummation of the Merger. In addition, it is expected that following the Merger, the combined company will incur an additional significant charge to operations, which is not currently reasonably estimable, to reflect costs associated with integrating the two companies. There can be no assurance that the combined company will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.

  Such unaudited pro forma combined condensed financial information is presented for illustrative purposes only and is not necessarily indicative of the financial position or results of operations that would have actually been reported had the Merger occurred at the beginning of the periods presented, nor is it necessarily indicative of future financial position or results of operations. These unaudited pro forma combined condensed financial statements are based upon the respective historical consolidated financial statements of Davox and AnswerSoft and should be read in conjunction with the respective historical consolidated financial statements and notes thereto of Davox and AnswerSoft, and do not incorporate, nor do they assume, any benefits from cost savings or synergies of operations of the combined company.

                       UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                        December 31, 1994

                                        (In thousands)


                                                                               Pro Forma     Pro Forma
                       ASSETS                          Davox      AnswerSoft   Adjustments     Combined
                                                    ------------  -----------  -----------   -------------
Current assets:
   Cash and cash equivalents                        $      5,278      $ 5,290     $      -       $ 10,568
   Accounts receivable, net                                4,700            7            -          4,707
   Prepaid expenses and other current assets                 976           12            -            988
     Total current assets                           ------------  -----------  -----------   ------------
                                                          10,954        5,309            -         16,263
                                                    ------------  -----------  -----------   ------------

Property and equipment, net                                2,537          186            -          2,723
                                                    ------------  -----------  -----------   ------------

Other assets, net                                          1,286            4            -          1,290
                                                    ------------  -----------  -----------   ------------
     Total assets                                   $     14,777      $ 5,499     $      -       $ 20,276
                                                    ============  ===========  ===========   ============


        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                 $      2,531      $   225     $      -       $  2,756
   Accrued expenses                                        3,820           59            -          3,879
   Customer deposits                                         830            -            -            830
   Deferred revenue                                        1,858            -            -          1,858
   Current portion of long-term obligations                  108           19            -            127
                                                    ------------  -----------  -----------   ------------
     Total current liabilities                             9,147          303            -          9,450
                                                    ------------  -----------  -----------   ------------

Long-term obligations, less current portion                  138           17            -            155
                                                    ------------  -----------  -----------   ------------

Preferred stock, $0.01 par value                               -        8,480       (8,480)             -
Stockholders' equity (deficit):
Common stock, $0.10 par value                                658            4          139            801
Additional paid-in capital                                41,922            -        8,341         50,263
Accumulated deficit                                      (37,064)      (3,305)           -        (40,369)
                                                    ------------  -----------  -----------   ------------
                                                           5,516       (3,301)       8,480         10,695
 Less - treasury stock, at cost                              (24)           -            -            (24)
                                                    ------------  -----------  -----------   ------------
     Total stockholders' equity (deficit)                  5,492       (3,301)       8,480         10,671
                                                    ------------  -----------  -----------   ------------

                                                    $     14,777      $ 5,499     $      -       $ 20,276
                                                    ============  ===========  ===========   ============

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                             UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                          FOR THE YEAR ENDED DECEMBER 31, 1994

                                  (In thousands, except share and per share amounts)

                                                                                       Pro Forma      Pro Forma
                                                          Davox         AnswerSoft     Adjustments     Combined
                                                      -------------   -------------    -----------    ---------
Revenue                                                     $30,047             $36             $-      $30,083

Cost of revenue                                              16,234               -              -       16,234
                                                       ------------    ------------    -----------   ----------
     Gross profit                                            13,813              36              -       13,849
                                                       ------------    ------------    -----------   ----------

Research, development and engineering expenses                3,540           1,320              -        4,860
Selling, general and administrative expenses                 12,681             996              -       13,677
Restructuring costs                                           3,379               -              -        3,379
Purchased technology                                              -           1,032              -        1,032
                                                       ------------    ------------    -----------   ----------
   Total operating expenses                                  19,600           3,348              -       22,948
                                                       ------------    ------------    -----------   ----------

Loss from operations                                         (5,787)         (3,312)             -       (9,099)

Interest income, net                                             37               7              -           44
                                                       ------------    ------------    -----------    ---------
   Net loss                                                 ($5,750)        ($3,305)            $-      ($9,055)
                                                       ============    ============    ===========    =========

Loss per share:
     Basic                                                                                              $ (1.01)

Weighted average shares outstanding:
     Basic                                                                                            8,951,362

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                               UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                 DECEMBER 31, 1995
                                                 (In thousands)

                                                                              Pro Forma     Pro Forma
                     ASSETS                         Davox      AnswerSoft    Adjustments     Combined
                                                 -----------  ------------  -------------  ------------
Current assets:
  Cash and cash equivalents                       $  12,936      $  2,648      $       -      $ 15,584
  Accounts receivable, net                            4,460           301              -         4,761
  Prepaid expenses and other current assets           1,061            33              -         1,094
                                                 -----------  ------------  -------------  ------------
        Total current assets                         18,457         2,982              -        21,439
                                                 -----------  ------------  -------------  ------------

Property and equipment, net                           1,865           302              -         2,167
                                                 -----------  ------------  -------------  ------------

Other assets, net                                       502             7              -           509
                                                 -----------  ------------  -------------  ------------
        Total assets                              $  20,824      $  3,291      $       -      $ 24,115
                                                 ===========  ============  =============  ============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                $   2,927      $     69      $       -     $   2,996
  Accrued expenses                                    3,925           180              -         4,105
  Customer deposits                                   1,293             -              -         1,293
  Deferred revenue                                    1,629            15              -         1,644
  Current portion of long-term obligations               93             9              -           102
                                                 -----------  ------------  -------------  ------------
        Total current liabilities                     9,867           273              -        10,140
                                                 -----------  ------------  -------------  ------------

Long-term obligations, less current portion              45             5              -            50
                                                 -----------  ------------  -------------  ------------

Preferred stock, $0.01 par value                          -         8,480         (8,480)            -
Stockholders' equity (deficit):
Common stock, $0.10 par value                           685             6            139           830
Additional paid-in capital                           42,509             2          8,341        50,852
Accumulated deficit                                 (32,258)       (5,475)             -       (37,733)
                                                 -----------  ------------  -------------  ------------
                                                     10,936        (5,467)         8,480        13,949
   Less - treasury stock, at cost                       (24)            -              -           (24)
                                                 -----------  ------------  -------------  ------------
        Total stockholders' equity (deficit)         10,912        (5,467)         8,480        13,925
                                                 -----------  ------------  -------------  ------------

                                                  $  20,824      $  3,291      $       -     $  24,115
                                                 ===========  ============  =============  ============

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                             FOR THE YEAR ENDED DECEMBER 31, 1995

                                      (In thousands, except share and per share amounts)

                                                                                              Pro Forma      Pro Forma
                                                                      Davox     AnswerSoft   Adjustments      Combined
                                                                   ----------  ------------  -------------  ------------
Revenue                                                              $37,556      $1,041        $   -          $38,597

Cost of revenue                                                       16,452         712            -           17,164
                                                                   ---------     -------     --------        ---------
     Gross profit                                                     21,104         329            -           21,433
                                                                   ---------     -------     --------        ---------

Research, development and engineering expenses                         4,020         881            -            4,901
Selling, general and administrative expenses                          12,166       1,801            -           13,967
                                                                   ---------     -------     --------        ---------
   Total operating expenses                                           16,186       2,682            -           18,868
                                                                   ---------     -------     --------        ---------

Income (loss) from operations                                          4,918      (2,353)           -            2,565

Interest income, net                                                     422         207            -              629
                                                                   ---------     -------     --------        ---------

Income (loss) before provision (benefit) for income taxes              5,340      (2,146)           -            3,194

Provision (benefit) for income taxes                                     534          25         (215)(i)          344
                                                                    --------     --------    --------        ---------
   Net income (loss)                                                  $4,806     ($2,171)       $ 215           $2,850
                                                                    ========     ========    ========        =========

Earnings per share:
     Basic                                                                                                        $.25
     Diluted                                                                                                      $.22
Weighted average shares outstanding:
     Basic                                                                                                  11,280,129
     Diluted                                                                                                12,845,770

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 10%.


  See accompanying notes to unaudited pro forma combined condensed financial statements.

                         UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                          MARCH 31, 1996
                                          (In thousands)

                                                                           Pro Forma    Pro Forma
                      ASSETS                        Davox     AnswerSoft  Adjustments   Combined
                                                  ----------  ----------  -----------  -----------
Current assets:
   Cash and cash equivalents                        $ 16,792     $ 2,314      $     -     $ 19,106
   Accounts receivable, net                            6,144         490            -        6,634
   Prepaid expenses and other current assets           1,219          34            -        1,253
                                                  ----------  ----------  -----------  -----------
      Total current assets                            24,155       2,838            -       26,993
                                                  ----------  ----------  -----------  -----------

Property and equipment, net                            2,171         159            -        2,330
                                                  ----------  ----------  -----------  -----------

Other assets, net                                        326          12            -          338
                                                  ----------  ----------  -----------  -----------
      Total assets                                  $ 26,652     $ 3,009      $     -     $ 29,661
                                                  ==========  ==========  ===========  ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                $   3,972     $   110      $     -    $   4,082
   Accrued expenses                                    3,425         192            -        3,617
   Customer deposits                                   2,524           -            -        2,524
   Deferred revenue                                    3,686          44            -        3,730
   Current portion of long-term obligations               82          21            -          103
                                                  ----------  ----------  -----------  -----------
      Total current liabilities                       13,689         367            -       14,056
                                                  ----------  ----------  -----------  -----------

Long-term obligations, less current portion               30           -            -           30
                                                  ----------  ----------  -----------  -----------

Preferred stock, $0.01 par value                           -       8,480       (8,480)           -
Stockholders' equity (deficit):
Common stock, $0.10 par value                            693           6          139          838
Additional paid-in capital                            42,763           2        8,341       51,106
Accumulated deficit                                  (30,499)     (5,846)           -      (36,345)
                                                  ----------  ----------  -----------  -----------
                                                      12,957      (5,838)       8,480       15,599
   Less - treasury stock, at cost                        (24)          -            -          (24)
                                                  ----------  ----------  -----------  -----------
        Total stockholders' equity (deficit)          12,933      (5,838)       8,480       15,575
                                                  ----------  ----------  -----------  -----------

                                                     $26,652      $3,009      $     -     $ 29,661
                                                  ==========  ==========  ===========  ===========

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                             FOR THE QUARTER ENDED MARCH 31, 1996

                                      (In thousands, except share and per share amounts)

                                                                                              Pro Forma      Pro Forma
                                                                      Davox     AnswerSoft   Adjustments      Combined
                                                                   ----------  ------------  -------------  ------------
Revenue                                                              $11,410        $487        $   -          $11,897

Cost of revenue                                                        4,679         136            -            4,815
                                                                   ---------     -------     --------        ---------
     Gross profit                                                      6,731         351            -            7,082
                                                                   ---------     -------     --------        ---------

Research, development and engineering expenses                         1,268         183            -            1,451
Selling, general and administrative expenses                           3,673         568            -            4,241
                                                                   ---------     -------     --------        ---------
   Total operating expenses                                            4,941         751            -            5,692
                                                                   ---------     -------     --------        ---------

Income (loss) from operations                                          1,790        (400)           -            1,390

Interest income, net                                                     163          30            -              193
                                                                   ---------     -------     --------        ---------

Income (loss) before provision (benefit) for income taxes              1,953        (370)           -            1,583

Provision (benefit) for income taxes                                     195           -          (37)(i)          158
                                                                    --------     --------    --------        ---------
   Net income (loss)                                                  $1,758       ($370)       $  37           $1,425
                                                                    ========     ========    ========        =========

Earnings per share:
     Basic                                                                                                        $.12
     Diluted                                                                                                      $.11
Weighted average shares outstanding:
     Basic                                                                                                  11,561,378
     Diluted                                                                                                13,302,947

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 10%.


  See accompanying notes to unaudited pro forma combined condensed financial statements.

                          UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                             JUNE 30, 1996
                                             (In thousands)

                                                                                  Pro Forma     Pro Forma
                        ASSETS                           Davox      AnswerSoft   Adjustments    Combined
                                                       ----------- ------------ -------------  ------------
Current assets:
  Cash and cash equivalents                             $  22,592      $ 2,054    $        -     $  24,646
  Accounts receivable, net                                  4,893          660             -         5,553
  Prepaid expenses and other current assets                 1,744           35             -         1,779
                                                       ----------- ------------ -------------  ------------
     Total current assets                                  29,229        2,749             -        31,978
                                                       ----------- ------------ -------------  ------------

Property and equipment, net                                 2,995          156             -         3,151
                                                       ----------- ------------ -------------  ------------

Other assets, net                                             307           12             -           319
                                                       ----------- ------------ -------------  ------------
     Total assets                                       $  32,531      $ 2,917    $        -     $  35,448
                                                       =========== ============ =============  ============

        LIABILITIES AND STOCKHOLDERS' EQUITY  (DEFICIT)
Current liabilities:
   Accounts payable                                     $   3,691      $   159    $        -     $   3,850
   Accrued expenses                                         4,074          251             -         4,325
   Customer deposits                                        5,478            -             -         5,478
   Deferred revenue                                         3,254           88             -         3,342
   Current portion of long-term obligations                    67            9             -            76
                                                       ----------- ------------ -------------  ------------
      Total current liabilities                            16,564          507             -        17,071
                                                       ----------- ------------ -------------  ------------

Long-term obligations, less current portion                    10            -             -            10
                                                       ----------- ------------ -------------  ------------

Preferred stock, $0.01 par value                                -        8,480        (8,480)            -
Stockholders' equity (deficit):
Common stock, $0.10 par value                                 720            6           139           865
Additional paid-in capital                                 43,712            2         8,341        52,055
Accumulated deficit                                       (28,451)      (6,078)            -       (34,529)
                                                       ----------- ------------ -------------  ------------
                                                           15,981       (6,070)        8,480        18,391
   Less - treasury stock, at cost                             (24)           -             -           (24)
                                                       ----------- ------------ -------------  ------------
      Total stockholders' equity (deficit)                 15,957       (6,070)        8,480        18,367
                                                       ----------- ------------ -------------  ------------

                                                        $  32,531      $ 2,917    $        -     $  35,448
                                                       =========== ============ =============  ============

  See accompanying notes to unaudited pro froma combined condensed financial statements.

                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                              FOR THE QUARTER ENDED JUNE 30, 1996

                                      (In thousands, except share and per share amounts)

                                                                                           Pro Forma      Pro Forma
                                                                    Davox     AnswerSoft  Adjustments      Combined
                                                                  ----------  ----------- -----------   --------------
Revenue                                                             $12,665        $626           $-          $13,291

Cost of revenue                                                       5,138         175            -            5,313

                                                                  ----------  ----------- -----------   --------------
     Gross profit                                                     7,527         451            -            7,978
                                                                  ----------  ----------- -----------   --------------

Research, development and engineering expenses                        1,416         213            -            1,629
Selling, general and administrative expenses                          4,054         494            -            4,548
                                                                  ----------  ----------- -----------   --------------
   Total operating expenses                                           5,470         707            -            6,177
                                                                  ----------  ----------- -----------   --------------

Income (loss) from operations                                         2,057        (256)           -            1,801

Interest income, net                                                    219          24            -              243
                                                                  ----------  ----------- -----------   --------------

Income (loss) before provision (benefit) for income taxes             2,276        (232)           -            2,044

Provision (benefit) for income taxes                                    228           -          (23)(i)          205

                                                                  ----------  ----------- -----------   --------------
   Net income (loss)                                                 $2,048       ($232)         $23           $1,839
                                                                  ==========  =========== ===========   ==============

Earnings per share:
     Basic                                                                                                       $.16
     Diluted                                                                                                     $.14
Weighted average shares outstanding:
     Basic                                                                                                 11,850,170
     Diluted                                                                                               13,584,762

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 10%.



  See accompanying notes to unaudited pro forma combined condensed financial statements.

                                     UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                      SEPTEMBER 30, 1996
                                                        (In thousands)
                                                                                 Pro Forma         Pro Forma
              ASSETS                               Davox        AnswerSoft      Adjustments        Combined
                                                ----------     -----------     ------------      -----------
Current assets:
   Cash and cash equivalents                      $ 24,331        $ 1,799           $    -        $  26,130
   Short-term investments                            3,297              -                -            3,297
   Accounts receivable, net                          3,569            948                -            4,517
   Prepaid expenses and other current assets         1,538             39                -            1,577
                                                ----------     ----------       ----------       ----------
      Total current assets                          32,735          2,786                -           35,521
                                                ----------     ----------       ----------       ----------

Property and equipment, net                          3,586            148                -            3,734
                                                ----------     ----------       ----------       ----------

Other assets, net                                       95             12                -              107
                                                ----------     ----------       ----------       ----------
      Total assets                                $ 36,416        $ 2,946           $    -        $  39,362
                                                ==========     ==========       ==========       ==========


        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                               $  4,033        $   115           $    -        $   4,148
   Accrued expenses                                  4,940            192                -            5,132
   Customer deposits                                 5,430              -                -            5,430
   Deferred revenue                                  3,076            103                -            3,179
   Current portion of long-term obligations             59              6                -               65
                                                ----------     ----------       ----------       ----------
      Total current liabilities                     17,538            416                -           17,954
                                                ----------     ----------       ----------       ----------

Preferred stock, $0.01 par value                         -          8,480           (8,480)               -
Stockholders' equity (deficit):
Common stock, $0.10 par value                          733              6              139              878
Additional paid-in capital                          44,144              5            8,341           52,490
Accumulated deficit                                (25,975)        (5,961)               -          (31,936)
                                                ----------     ----------       ----------       ----------
                                                    18,902         (5,950)           8,480           21,432
 Less - treasury stock, at cost                        (24)             -                -              (24)
                                                ----------     ----------       ----------       ----------
      Total stockholders' equity (deficit)          18,878         (5,950)           8,480           21,408
                                                ----------     ----------       ----------       ----------

                                                  $ 36,416        $ 2,946           $    -        $  39,362
                                                ==========     ==========       ==========       ==========

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                            FOR THE QUARTER ENDED SEPTEMBER 30, 1996

                        (In thousands, except share and per share amounts)

                                                                               Pro Forma      Pro Forma
                                                        Davox     AnswerSoft  Adjustments      Combined
                                                      ----------  ----------- -----------   --------------
Revenue                                                 $14,079        $960           $-          $15,039

Cost of revenue                                           5,628         137            -            5,765

                                                      ----------  ----------- -----------   --------------
     Gross profit                                         8,451         823            -            9,274
                                                      ----------  ----------- -----------   --------------

Research, development and engineering expenses            1,549         224            -            1,773
Selling, general and administrative expenses              4,512         495            -            5,007
                                                      ----------  ----------- -----------   --------------
   Total operating expenses                               6,061         719            -            6,780
                                                      ----------  ----------- -----------   --------------

Income from operations                                    2,390         104            -            2,494

Interest income, net                                        363          13            -              376
                                                      ----------  ----------- -----------   --------------

Income before provision for income taxes                  2,753         117            -            2,870

Provision for income taxes                                  276           -           12 (i)          288

                                                      ----------  ----------- -----------   --------------
   Net income                                            $2,477        $117         ($12)          $2,582
                                                      ==========  =========== ===========   ==============

Earnings per share:
     Basic                                                                                           $.21
     Diluted                                                                                         $.19
Weighted average shares outstanding:
     Basic                                                                                     12,115,170
     Diluted                                                                                   13,679,715

(i) Reflects income tax provision associated with AnswerSoft's income at Davox's effective tax rate of 10%.



  See accompanying notes to unaudited pro forma combined condensed financial statements.

                                       UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                         DECEMBER 31, 1996
                                                          (In thousands)

                                                                              Pro Forma     Pro Forma
                     ASSETS                         Davox      AnswerSoft    Adjustments     Combined
                                                 -----------  ------------  -------------  ------------
Current assets:
  Cash and cash equivalents                       $  21,333      $  2,942      $       -      $ 24,275
  Short-term investments                              9,780             -              -         9,780
  Accounts receivable, net                            3,185         1,179              -         4,364
  Prepaid expenses and other current assets           1,306           198              -         1,504
                                                 -----------  ------------  -------------  ------------
        Total current assets                         35,604         4,319              -        39,923
                                                 -----------  ------------  -------------  ------------

Property and equipment, net                           4,051           267              -         4,318
                                                 -----------  ------------  -------------  ------------

Other assets, net                                        74           163              -           237
                                                 -----------  ------------  -------------  ------------
        Total assets                              $  39,729      $  4,749      $       -      $ 44,478
                                                 ===========  ============  =============  ============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                $   4,771      $    317      $       -     $   5,088
  Accrued expenses                                    6,175           400              -         6,575
  Customer deposits                                   3,414             -              -         3,414
  Deferred revenue                                    2,494         1,177              -         3,671
  Current portion of long-term obligations               40             5              -            45
                                                 -----------  ------------  -------------  ------------
        Total current liabilities                    16,894         1,899              -        18,793
                                                 -----------  ------------  -------------  ------------

Deferred revenue, less current portion                    -           315              -           315
                                                 -----------  ------------  -------------  ------------

Preferred stock, $0.01 par value                          -         8,480         (8,480)            -
Stockholders' equity (deficit):
Common stock, $0.10 par value                         1,108             6            137         1,251
Additional paid-in capital                           44,894             6          8,343        53,243
Accumulated deficit                                 (23,143)       (5,957)             -       (29,100)
                                                 -----------  ------------  -------------  ------------
                                                     22,859        (5,945)         8,480        25,394
   Less - treasury stock, at cost                       (24)            -              -           (24)
                                                 -----------  ------------  -------------  ------------
        Total stockholders' equity (deficit)         22,835        (5,945)         8,480        25,370
                                                 -----------  ------------  -------------  ------------

                                                  $  39,729      $  4,749      $       -     $  44,478
                                                 ===========  ============  =============  ============

  See accompanying notes to unaudited pro forma combined condensed financial statements.


                          UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                     FOR THE QUARTER ENDED DECEMBER 31, 1996

                             (In thousands, except share and per share amounts)

                                                                                       Pro Forma     Pro Forma
                                                                Davox     AnswerSoft  Adjustments     Combined
                                                             ------------ ----------- -----------  -------------
Revenue                                                         $15,488      $1,383           $-         $16,871

Cost of revenue                                                   6,132         205            -           6,337
                                                             -----------  ----------- -----------  -------------
     Gross profit                                                 9,356       1,178            -          10,534
                                                             -----------  ----------- -----------  -------------

Research, development and engineering expenses                    1,628         253            -           1,881
Selling, general and administrative expenses                      4,974         934            -           5,908
                                                             -----------  ----------- -----------  -------------
   Total operating expenses                                       6,602       1,187            -           7,789
                                                             -----------  ----------- -----------  -------------

Income (loss) from operations                                     2,754          (9)           -           2,745

Interest income, net                                                392          13            -             405
                                                              ----------  ----------- -----------  -------------

Income before provision for income taxes                          3,146           4            -           3,150

Provision for income taxes                                         315           -            -             315
                                                              ----------  ----------- -----------  -------------
   Net income                                                   $2,831      $    4           $-          $2,835
                                                              ==========  =========== ===========  =============

Earnings per share:
     Basic                                                                                                  $.23
     Diluted                                                                                                $.21
Weighted average shares outstanding:
     Basic                                                                                            12,253,883
     Diluted                                                                                          13,779,861

 See accompanying notes to unaudited pro forma combined condensed financial statements.

                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 1996

                                      (In thousands, except share and per share amounts)

                                                                                              Pro Forma      Pro Forma
                                                                      Davox     AnswerSoft   Adjustments      Combined
                                                                   ----------  ------------  -------------  ------------
Revenue                                                              $53,642      $3,456        $   -          $57,098

Cost of revenue                                                       21,577         653            -           22,230
                                                                   ---------     -------     --------        ---------
     Gross profit                                                     32,065       2,803            -           34,868
                                                                   ---------     -------     --------        ---------

Research, development and engineering expenses                         5,861         873            -            6,734
Selling, general and administrative expenses                          17,213       2,491            -           19,704
                                                                   ---------     -------     --------        ---------
   Total operating expenses                                           23,074       3,364            -           26,438
                                                                   ---------     -------     --------        ---------

Income (loss) from operations                                          8,991        (561)           -            8,430

Interest income, net                                                   1,137          80            -            1,217
                                                                   ---------     -------     --------        ---------

Income (loss) before provision (benefit) for income taxes             10,128        (481)           -            9,647

Provision (benefit) for income taxes                                   1,014           -          (48)(i)          966
                                                                    --------     --------    --------        ---------
   Net income (loss)                                                  $9,114       ($481)       $  48           $8,681
                                                                    ========     ========    ========        =========

Earnings per share:
     Basic                                                                                                        $.73
     Diluted                                                                                                      $.64
Weighted average shares outstanding:
     Basic                                                                                                  11,947,297
     Diluted                                                                                                13,593,082

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 10%.


  See accompanying notes to unaudited pro forma combined condensed financial statements.

                               UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                MARCH 31, 1997
                                                (In thousands)

                                                                                     Pro Forma       Pro Forma
                      ASSETS                            Davox       AnswerSoft      Adjustments      Combined
                                                      ---------    ------------    -------------    -----------
Current assets:
   Cash and cash equivalents                         $ 27,357       $    2,200        $       -     $   29,557
   Short-term investments                               6,540                -                -          6,540
   Accounts receivable, net                             6,890            1,397                -          8,287
   Prepaid expenses and other current assets            1,010              195                -          1,205
                                                     --------     ------------    -------------    -----------
     Total current assets                              41,797            3,792                -         45,589
                                                     --------     ------------    -------------    -----------

Property and equipment, net                             4,202              302        $       -          4,504
                                                     --------     ------------    -------------    -----------

Other assets, net                                         108               43                -            151
                                                     --------     ------------    -------------    -----------
     Total assets                                    $ 46,107       $    4,137        $       -     $   50,244
                                                     ========     ============    =============    ===========

        LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                  $  4,888       $      314        $       -     $    5,202
   Accrued expenses                                     6,819              497                -          7,316
   Customer deposits                                    2,016                -                -          2,016
   Deferred revenue                                     5,005              747                -          5,752
   Current portion of long-term obligations                25                -                -             25
                                                     --------     ------------    -------------    -----------
     Total current liabilities                         18,753            1,558                -         20,311
                                                     --------     ------------    -------------    -----------

Long-term obligations, less current portion                 -              315                -            315
                                                     --------     ------------    -------------    -----------

Preferred stock, $0.01 par value                            -            8,555           (8,555)             -
Stockholders' equity (deficit):
Common stock, $0.10 par value                             755                8              141            904
Additional paid-in capital                             45,881               51            8,414         54,346
Accumulated deficit                                   (19,258)          (6,350)               -        (25,608)
                                                     --------     ------------    -------------    -----------
                                                       27,378           (6,291)           8,555         29,642
   Less - treasury stock, at cost                         (24)               -                -            (24)
                                                     --------     ------------    -------------    -----------
        Total stockholders' equity (deficit)           27,354           (6,291)           8,555         29,618
                                                     --------     ------------    -------------    -----------

                                                     $ 46,107       $    4,137        $       -     $   50,244
                                                     ========     ============    =============    ===========

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                                  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                               FOR THE QUARTER ENDED MARCH 31, 1997

                                        (In thousands, except share and per share amounts)

                                                                                                  Pro Forma         Pro Forma
                                                                      Davox       AnswerSoft     Adjustments        Combined
                                                                    ----------   ------------   -------------      -----------
Revenue                                                              $ 17,269      $   1,726       $       -       $   18,995

Cost of revenue                                                         6,309            352               -            6,661
                                                                    ----------   ------------   -------------      -----------
     Gross profit                                                      10,960          1,374               -           12,334
                                                                    ----------   ------------   -------------      -----------

Research, development and engineering expenses                          1,882            384               -            2,266
Selling, general and administrative expenses                            5,072          1,405               -            6,477
                                                                    ----------   ------------   -------------      -----------
   Total operating expenses                                             6,954          1,789               -            8,743
                                                                    ----------   ------------   -------------      -----------

Income (loss) from operations                                           4,006           (415)              -            3,591

Interest income, net                                                      409             22               -              431
                                                                    ----------   ------------   -------------      -----------
Income (loss) before provision (benefit) for income taxes               4,415           (393)              -            4,022

Provision (benefit) for income taxes                                      530              -             (47)(i)          483
                                                                    ----------   ------------   -------------      -----------
   Net income (loss)                                                 $  3,885          ($393)      $      47       $    3,539
                                                                    ==========   ============   =============      ===========
Earnings per share:
     Basic                                                                                                               $.28
     Diluted                                                                                                             $.26
Weighted average shares outstanding:
     Basic                                                                                                         12,478,572
     Diluted                                                                                                       13,822,930

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 12%.

   See accompanying notes to unaudited pro forma combined condensed financial statements.

                          UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                            JUNE 30, 1997
                                           (In thousands)

                                                                             Pro Forma      Pro Forma
                     ASSETS                           Davox     AnswerSoft  Adjustments     Combined
                                                    ----------  ----------  -----------    -----------
Current assets:
   Cash and cash equivalents                          $ 28,374     $ 2,051       $    -       $ 30,425
   Short-term investments                                9,504           -            -          9,504
   Accounts receivable, net                              8,557       1,257            -          9,814
   Prepaid expenses and other current assets               901         187            -          1,088
                                                    ----------  ----------  -----------    -----------
      Total current assets                              47,336       3,495            -         50,831
                                                    ----------  ----------  -----------    -----------

Property and equipment, net                              4,362         293            -          4,655
                                                    ----------  ----------  -----------    -----------

Other assets, net                                          113          46            -            159
                                                    ----------  ----------  -----------    -----------
      Total assets                                    $ 51,811     $ 3,834       $    -       $ 55,645
                                                    ==========  ==========  ===========    ===========

       LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                   $  4,660     $   246       $    -       $  4,906
   Accrued expenses                                      7,885         682            -          8,567
   Customer deposits                                     2,956           -            -          2,956
   Deferred revenue                                      4,470         357            -          4,827
   Current portion of long-term obligations                  -           2            -              2
                                                    ----------  ----------  -----------    -----------
      Total current liabilities                         19,971       1,287            -         21,258
                                                    ----------  ----------  -----------    -----------

Deferred revenue, less current portion                       -         315            -            315
Long-term obligations, less current portion                  -         440            -            440
                                                    ----------  ----------  -----------    -----------

Preferred stock, $0.01 par value                             -       8,555       (8,555)             -
   Stockholders' equity (deficit):
   Common stock, $0.10 par value                         1,156           9          142          1,307
   Additional paid-in capital                           45,891          53        8,413         54,357
   Accumulated deficit                                 (15,183)     (6,825)           -        (22,008)
                                                    ----------  ----------  -----------    -----------
                                                        31,864      (6,763)       8,555         33,656
   Less - treasury stock, at cost                          (24)          -            -            (24)
                                                    ----------  ----------  -----------    -----------
      Total stockholders' equity (deficit)              31,840      (6,763)       8,555         33,632
                                                    ----------  ----------  -----------    -----------

                                                      $ 51,811     $ 3,834       $    -       $ 55,645
                                                    ==========  ==========  ===========    ===========

  See accompanying notes to unaudited pro forma combined condensed financial statements.


                              UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                            FOR THE QUARTER ENDED JUNE 30, 1997

                                     (In thousands, except share and per share amounts)

                                                                                            Pro Forma      Pro Forma
                                                                     Davox     AnswerSoft  Adjustments      Combined
                                                                   ----------  ----------- -----------   -------------
Revenue                                                              $18,170      $1,787          $ -          $19,957

Cost of revenue                                                        6,672         420            -            7,092
                                                                   ---------   ---------    ---------      -----------
   Gross profit                                                       11,498       1,367            -           12,865
                                                                   ---------   ---------    ---------      -----------

Research, development and engineering expenses                         2,013         487            -            2,500
Selling, general and administrative expenses                           5,315       1,362            -            6,677
                                                                   ---------   ---------    ---------      -----------
   Total operating expenses                                            7,328       1,849            -            9,177
                                                                   ---------   ---------    ---------      -----------

Income (loss) from operations                                          4,170        (482)           -            3,688

Interest income, net                                                     461           7            -              468
                                                                   ---------   ---------    ---------      -----------

Income (loss) before provision (benefit) for income taxes              4,631        (475)           -            4,156

Provision (benefit) for income taxes                                     556           -          (57)(i)          499
                                                                   ---------   ---------    ---------      -----------
   Net income (loss)                                                 $ 4,075       ($475)         $57          $ 3,657
                                                                   =========   =========    =========      ===========

Earnings per share:
     Basic                                                                                                        $.29
     Diluted                                                                                                      $.26
Weighted average shares outstanding:
     Basic                                                                                                  12,731,749
     Diluted                                                                                                14,059,931


(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 12%.

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                      UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                       SEPTEMBER 30, 1997
                                         (In thousands)

                                                                            Pro Forma    Pro Forma
                      ASSETS                         Davox     AnswerSoft  Adjustments   Combined
                                                   ----------  ----------- -----------  ------------
Current assets:
   Cash and cash equivalents                         $ 27,386     $ 4,933    $       -     $ 32,319
   Short-term investments                              15,599           -            -       15,599
   Accounts receivable, net                             8,976       1,270            -       10,246
   Prepaid expenses and other current assets              618          59            -          677
                                                   ----------  ----------- -----------  ------------
     Total current assets                              52,579       6,262            -       58,841
                                                   ----------  ----------- -----------  ------------

Property and equipment, net                             4,867         635            -        5,502
                                                   ----------  ----------- -----------  ------------

Other assets, net                                          66          58            -          124
                                                   ----------  ----------- -----------  ------------
     Total assets                                    $ 57,512     $ 6,955          $ -     $ 64,467
                                                   ==========  =========== ===========  ============


          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
   Accounts payable                                    $4,849        $342          $ -       $5,191
   Accrued expenses                                     8,516         543            -        9,059
   Customer deposits                                    2,773           -            -        2,773
   Deferred revenue                                     4,329         327            -        4,656
   Current portion of long-term obligations                 -           2            -            2
                                                   ----------  ----------- -----------  ------------
     Total current liabilities                         20,467       1,214            -       21,681
                                                   ----------  ----------- -----------  ------------

Deferred revenue, less current portion                      -         326            -          326
Long-term obligations, less current portion                 -         440            -          440
                                                   ----------  ----------- -----------  ------------

Preferred stock, $0.01 par value                            -      13,555      (13,555)           -
Stockholders' equity (deficit):
Common stock, $0.10 par value                           1,163          10          183        1,356
Additional paid-in capital                             46,136          57       13,372       59,565
Accumulated deficit                                   (10,230)     (8,647)           -      (18,877)
                                                   ----------  ----------- -----------  ------------
                                                       37,069      (8,580)      13,555       42,044
   Less - treasury stock, at cost                         (24)          -            -          (24)
                                                   ----------  ----------- -----------  ------------
        Total stockholders' equity (deficit)           37,045      (8,580)      13,555       42,020
                                                   ----------  ----------- -----------  ------------

                                                      $57,512      $6,955          $ -      $64,467
                                                   ==========  =========== ===========  ============

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                       FOR THE QUARTER ENDED SEPTEMBER 30, 1997

                                  (In thousands, except share and per share amounts)

                                                                                           Pro Forma      Pro Forma
                                                                    Davox     AnswerSoft  Adjustments      Combined
                                                                  ----------  ----------- -----------   --------------
Revenue                                                             $19,806      $1,079           $-          $20,885

Cost of revenue                                                       6,644         351            -            6,995
                                                                  ---------   ---------   ----------       ----------
     Gross profit                                                    13,162         728            -           13,890
                                                                  ---------   ---------   ----------       ----------

Research, development and engineering expenses                        2,242         518            -            2,760
Selling, general and administrative expenses                          5,774       2,059            -            7,833
                                                                  ---------   ---------   ----------       ----------
   Total operating expenses                                           8,016       2,577            -           10,593
                                                                  ---------   ---------   ----------       ----------

Income (loss) from operations                                         5,146      (1,849)           -            3,297

Interest income, net                                                    482          27            -              509
                                                                  ---------   ---------   ----------       ----------

Income (loss) before provision (benefit) for income taxes             5,628      (1,822)           -            3,806

Provision (benefit) for income taxes                                    675           -         (219)(i)          456
                                                                  ---------   ---------   ----------       ----------
   Net income (loss)                                                 $4,953     ($1,822)        $219           $3,350
                                                                  =========   =========   ==========       ==========

Earnings per share:
     Basic                                                                                                       $.26
     Diluted                                                                                                     $.23
Weighted average shares outstanding:
     Basic                                                                                                 12,886,838
     Diluted                                                                                               14,362,668

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 12%.


  See accompanying notes to unaudited pro forma combined condensed financial statements.

                               UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                 DECEMBER 31, 1997
                                                 (In thousands)

                                                                              Pro Forma     Pro Forma
                     ASSETS                         Davox      AnswerSoft    Adjustments     Combined
                                                 -----------  ------------  -------------  ------------
Current assets:
  Cash and cash equivalents                       $  25,366      $  3,273      $       -      $ 28,639
  Short-term investments                             23,802             -              -        23,802
  Accounts receivable, net                           10,359         2,240              -        12,599
  Deferred tax asset                                  9,319             -              -         9,319
  Prepaid expenses and other current assets             969           154              -         1,123
                                                 -----------  ------------  -------------  ------------
        Total current assets                         69,815         5,667              -        75,482
                                                 -----------  ------------  -------------  ------------

Property and equipment, net                           4,585           663              -         5,248
                                                 -----------  ------------  -------------  ------------

Other assets, net                                       768            62              -           830
                                                 -----------  ------------  -------------  ------------
        Total assets                              $  75,168      $  6,392      $       -      $ 81,560
                                                 ===========  ============  =============  ============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                $   4,987      $    260      $       -     $   5,247
  Accrued expenses                                   10,223           614              -        10,837
  Customer deposits                                   2,018             -              -         2,018
  Deferred revenue, current                           3,783           572              -         4,355
  Current portion of long-term obligations                -           178              -           178
                                                 -----------  ------------  -------------  ------------
        Total current liabilities                    21,011         1,624              -        22,635
                                                 -----------  ------------  -------------  ------------

Deferred revenue, noncurrent                              -           253              -           253
Long-term obligations, less current portion               -           297                          297
                                                 -----------  ------------  -------------  ------------

Preferred stock, $0.01 par value                          -        13,911        (13,911)            -
Stockholders' equity (deficit):
    Common stock, $0.10 par value                     1,186            13            226         1,425
    Additional paid-in capital                       57,758           117         13,685        71,560
    Cumulative translation adjustments                    -             7              -             7
    Amounts due from officer                              -          (414)             -          (414)
    Accumulated deficit                              (4,763)       (9,416)             -       (14,179)
                                                 -----------  ------------  -------------  ------------
                                                     54,181        (9,693)        13,911        58,399
       Less - treasury stock, at cost                   (24)            -              -           (24)
                                                 -----------  ------------  -------------  ------------
            Total stockholders' equity (deficit)     54,157        (9,693)        13,911        58,375
                                                 -----------  ------------  -------------  ------------

                                                  $  75,168      $  6,392      $       -     $  81,560
                                                 ===========  ============  =============  ============

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                       FOR THE QUARTER ENDED DECEMBER 31, 1997

                                 (In thousands, except share and per share amounts)

                                                                                         Pro Forma       Pro Forma
                                                                   Davox     AnswerSoft  Adjustments      Combined
                                                                 ----------  ----------- -----------   --------------
Revenue                                                            $21,571      $2,146          $ -          $23,717

Cost of revenue                                                      6,925         356            -            7,281
                                                                 ----------  ----------- -----------   --------------
     Gross profit                                                   14,646       1,790            -           16,436
                                                                 ----------  ----------- -----------   --------------

Research, development and engineering expenses                       2,342         550            -            2,892
Selling, general and administrative expenses                         6,692       2,031            -            8,723
                                                                 ----------  ----------- -----------   --------------
   Total operating expenses                                          9,034       2,581            -           11,615
                                                                 ----------  ----------- -----------   --------------

Income (loss) from operations                                        5,612        (791)           -            4,821

Interest income, net                                                   600          23            -              623
                                                                 ----------  ----------- -----------   --------------

Income (loss) before provision (benefit) for income taxes            6,212        (768)           -            5,444

Provision (benefit) for income taxes                                   746           -          (92)(i)          654

                                                                 ----------  ----------- -----------   --------------
   Net income (loss)                                               $ 5,466       ($768)         $92          $ 4,790
                                                                 ==========  =========== ===========   ==============

Earnings per share:
     Basic                                                                                                      $.37
     Diluted                                                                                                    $.33
Weighted average shares outstanding:
     Basic                                                                                                12,793,618
     Diluted                                                                                              14,406,117

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 12%.

 See accompanying notes to unaudited pro forma combined condensed financial statements.

                                UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                               FOR THE YEAR ENDED DECEMBER 31, 1997

                                      (In thousands, except share and per share amounts)

                                                                                              Pro Forma      Pro Forma
                                                                      Davox     AnswerSoft   Adjustments      Combined
                                                                   ----------  ------------  -------------  ------------
Revenue                                                              $76,816      $6,738        $   -          $83,554

Cost of revenue                                                       26,550       1,479            -           28,029
                                                                   ---------     -------     --------        ---------
     Gross profit                                                     50,266       5,259            -           55,525
                                                                   ---------     -------     --------        ---------

Research, development and engineering expenses                         8,479       1,939            -           10,418
Selling, general and administrative expenses                          22,852       6,858            -           29,710
                                                                   ---------     -------     --------        ---------
   Total operating expenses                                           31,331       8,797            -           40,128
                                                                   ---------     -------     --------        ---------

Income (loss) from operations                                         18,935      (3,538)           -           15,397

Interest income, net                                                   1,952          79            -            2,031
                                                                   ---------     -------     --------        ---------

Income (loss) before provision (benefit) for income taxes             20,887      (3,459)           -           17,428

Provision (benefit) for income taxes                                   2,507           -         (415)(i)        2,092
                                                                    --------     --------    --------        ---------
   Net income (loss)                                                 $18,380     $(3,459)       $ 415          $15,336
                                                                    ========     ========    ========        =========

Earnings per share:
     Basic                                                                                                       $1.19
     Diluted                                                                                                     $1.07
Weighted average shares outstanding:
     Basic                                                                                                  12,940,211
     Diluted                                                                                                14,269,865

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 10%.


  See accompanying notes to unaudited pro forma combined condensed financial statements.

                               UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                 MARCH 31, 1998
                                                 (In thousands)

                                                                              Pro Forma     Pro Forma
                     ASSETS                         Davox      AnswerSoft    Adjustments     Combined
                                                 -----------  ------------  -------------  ------------
Current assets:
  Cash and cash equivalents                       $  21,417      $  1,877      $       -      $ 23,294
  Short-term investments                             34,101             -              -        34,101
  Accounts receivable, net                           13,225         1,994              -        15,219
  Deferred tax asset                                  9,319             -              -         9,319
  Prepaid expenses and other current assets           1,172            90              -         1,262
                                                 -----------  ------------  -------------  ------------
        Total current assets                         79,234         3,961              -        83,195
                                                 -----------  ------------  -------------  ------------

Property and equipment, net                           4,440           645              -         5,085
                                                 -----------  ------------  -------------  ------------

Other assets, net                                       761           563              -         1,324
                                                 -----------  ------------  -------------  ------------
        Total assets                              $  84,435      $  5,169      $       -      $ 89,604
                                                 ===========  ============  =============  ============

          LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
  Accounts payable                                $   5,172      $    180      $       -     $   5,352
  Accrued expenses                                   12,855         1,051              -        13,906
  Customer deposits                                     784             -              -           784
  Deferred revenue                                    6,483           782              -         7,265
  Current portion of long-term obligations                -           262              -           262
                                                 -----------  ------------  -------------  ------------
        Total current liabilities                    25,294         2,275              -        27,569
                                                 -----------  ------------  -------------  ------------

Deferred revenue, less current portion                    -           195              -           195
Long-term obligations, less current portion               -           262                          262
                                                 -----------  ------------  -------------  ------------

Preferred stock, $0.01 par value                          -        13,911        (13,911)            -
Stockholders' equity (deficit):
Common stock, $0.10 par value                         1,192            14            187         1,393
Additional paid-in capital                           58,341           119         13,724        72,184
Amounts due from officer                                  -          (414)                        (414)
Cumulative translation adjustments                      (37)            1              -           (36)
Accumulated deficit                                    (331)      (11,194)             -       (11,525)
                                                 -----------  ------------  -------------  ------------
                                                     59,165       (11,474)        13,911        61,602
   Less - treasury stock, at cost                       (24)            -              -           (24)
                                                 -----------  ------------  -------------  ------------
        Total stockholders' equity (deficit)         59,141       (11,474)        13,911        61,578
                                                 -----------  ------------  -------------  ------------

                                                  $  84,435      $  5,169      $       -     $  89,604
                                                 ===========  ============  =============  ============

  See accompanying notes to unaudited pro forma combined condensed financial statements.

                            UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF OPERATIONS
                                          FOR THE QUARTER ENDED MARCH 31, 1998

                                  (In thousands, except share and per share amounts)

                                                                   Davox     AnswerSoft  Adjustments        Combined
                                                                 ---------   ----------  -----------     -----------
Revenue                                                            $23,160      $ 1,260      $     -        $ 24,420

Cost of revenue                                                      7,568          350            -           7,918

                                                                 ---------   ----------  -----------     -----------
     Gross profit                                                   15,592          910            -          16,502
                                                                 ---------   ----------  -----------     -----------

Research, development and engineering expenses                       2,486          618            -           3,104
Selling, general and administrative expenses                         7,132        2,075            -           9,207
                                                                 ---------   ----------  -----------     -----------
   Total operating expenses                                          9,618        2,693            -          12,311
                                                                 ---------   ----------  -----------     -----------

Income (loss) from operations                                        5,974       (1,783)           -           4,191

Interest income, net                                                   743            6            -             749
                                                                 ---------   ----------  -----------     -----------

Income (loss) before provision (benefit) for income taxes            6,717       (1,777)           -           4,940

Provision (benefit) for income taxes                                 2,284            -         (604)(i)       1,680

                                                                 ---------   ----------  -----------     -----------
   Net income (loss)                                                $4,433      ($1,777)     $   604        $  3,260
                                                                 =========   ==========  ===========     ===========

Earnings per share:
     Basic                                                                                                      $.25
     Diluted                                                                                                    $.22
Weighted average shares outstanding:
     Basic                                                                                                13,118,041
     Diluted                                                                                              14,859,967

(i) Reflects income tax benefit associated with AnswerSoft's loss at Davox's effective tax rate of 34%.


  See accompanying notes to unaudited pro forma combined condensed financial statements.

     NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1) MERGER SHARES ISSUED

  These unaudited pro forma combined financial statements reflect the issuance of shares of Davox Common Stock in exchange for all shares of AnswerSoft Common Stock, on a fully diluted basis, which includes the Preferred Stock on an as converted basis, and the outstanding options and warrants (outstanding as of March 9, 1998) in connection with the Merger, based on the Exchange Ratios set forth in the following table. The Exchange Ratios set forth below are different to an immaterial extent than the final Exchange Ratios as calculated upon consummation of the Merger.

   AnswerSoft Series A Preferred Stock and warrants, out-
    standing as of
    March 9, 1998......................................... 8,615,000
   Exchange Ratio......................................... 0.1621888
                                                           ---------
     Number of shares of Davox Common Stock exchanged.....            1,397,257
   AnswerSoft Series B Preferred Stock, outstanding as of
    March 9, 1998......................................... 2,060,047
   Exchange Ratio......................................... 0.2137445
                                                           ---------
     Number of shares of Davox Common Stock exchanged.....              440,324
   AnswerSoft Common Stock and options, outstanding as of
    March 9, 1998......................................... 4,207,785
   Exchange Ratio......................................... 0.1299665
                                                           ---------
     Number of shares of Davox Common Stock exchanged.....              546,871
                                                                     ----------
     Total Number of shares of Davox Common Stock
      Exchanged...........................................            2,384,452
   Number of shares of Davox Common Stock outstanding as
    of December 31, 1997..................................           11,864,216
                                                                     ----------
   Number of shares of Combined Company Common Stock out-
    standing after completion of the Merger...............           14,248,668
                                                                     ==========

(2) MERGER RELATED EXPENSES

  Davox and AnswerSoft estimate they will incur direct transaction costs of approximately $1.5 million associated with the Merger consisting of transaction fees for investment bankers, attorneys, accountants, financial printing and other related charges. These nonrecurring transaction costs will be charged to operations upon consummation of the Merger. These direct transaction costs have not been reflected in the unaudited pro forma combined condensed financial statements.

  It is expected that following the Merger, the combined company will incur additional significant charges to operations, which are not currently reasonably estimable, to reflect costs associated with integrating the two companies. These charges have not been reflected in the unaudited pro forma combined condensed financial statements. There can be no assurance that the combined company will not incur additional charges to reflect costs associated with the Merger or that management will be successful in its efforts to integrate the operations of the two companies.

(3) MERGER CONFORMITY ADJUSTMENTS

  The unaudited pro forma combined condensed financial statements do not include adjustments to conform the accounting policies of AnswerSoft to those followed by Davox. The nature and extent of such adjustments, if any, will be based upon further analysis and are not expected to be material.

(4) EARNINGS (LOSS) PER SHARE

  The pro forma net earnings per share reflect: (i) the weighted average number of shares of Davox Common Stock that would have been outstanding if the Merger occurred at the beginning of the periods presented based upon the conversion of each share of AnswerSoft Common Stock, AnswerSoft
Series A Preferred Stock and AnswerSoft Series B Preferred Stock into shares of Davox Common Stock, assuming Exchange Ratios of 0.1299665, 0.1621888 and 0.2137445, respectively and (ii) the dilutive impact of stock options and warrants using the treasury stock method. Loss per share does not include stock options and warrants as their effect would be anti-dilutive. All AnswerSoft options and warrants to purchase AnswerSoft Common Stock are assumed to be converted into options to purchase Davox Common Stock at an exchange ratio of
0.1299665 shares of Davox Common Stock for each share of AnswerSoft Common Stock before application of the treasury stock method. Loss per share does not include stock options and warrants as their effect would be antidilutive.

(5) RECLASSIFICATIONS

  Certain financial statement balances of AnswerSoft have been reclassified to conform with the Davox financial statement presentation.